Exhibit 99.1

Vireo Health Announces Name Change to Goodness Growth Holdings

in Conjunction with 2021 Investor Day Events

– Management unveils its Horizon Strategy with outlook ranges for FY22 revenue and adjusted EBITDA –

– Company to host video webcast tonight at 4:00pm ET followed by conference call tomorrow morning –

– Company to begin trading as Goodness Growth Holdings in the U.S. and Canada tomorrow –

MINNEAPOLIS – June 8, 2021 – Vireo Health International, Inc. ("Vireo" or the "Company") (CSE: VREO; OTCQX: VREOF), the leading physician-led, science-focused multi-state cannabis company, today announced a series of corporate updates in conjunction with its 2021 Investor Day events. In addition to unveiling its Horizon Strategy and outlook ranges for FY22 revenue and adjusted EBITDA performance, the Company also announced that effective June 9, 2021 at market open, its subordinate voting shares will begin trading as Goodness Growth Holdings, Inc., under the ticker symbol “GDNS” on the Canadian Securities Exchange (CSE: GDNS) and on the OTCQX Market in the United States under ticker symbol “GDNSF” (OTCQX: GDNSF).

“Our evolution to Goodness Growth reflects the progression of our business from a predominantly early-stage, medical-market operator to one of the strongest organic growth generators across recreational-use and medical cannabis markets in the United States,” said Chairman and Chief Executive Officer, Kyle Kingsley, M.D. “Vireo always has been and will continue to be a flagship brand of medical products, but this holding company model reflects a much more expansive view of our future and clearly differentiates our plant-touching assets from our science and IP incubator, Resurgent Biosciences.”

The Horizon Strategy and FY22 Outlook

The Company’s Horizon strategy is a plan for growth through fiscal year 2022, a period in which a majority of the Company’s markets are expected to begin to generate more substantial revenue growth as currently-pending changes to regulatory regimes take effect. Over this timeframe, the Company expects to open an additional 6-10 Green Goods™ retail dispensaries. Management also provided several additional outlook updates in conjunction with this strategy, which are subject to the on-time completion of various development projects, commencement of adult-use sales in New Mexico beginning in Q1 of 2022, commencement of adult-use sales in New York in the summer of 2022, and the commencement of flower sales in the Minnesota medical market in the spring of 2022.

●	The Company expects to generate total revenue in the range of $140 to $180 million in FY22
●	The Company expects to generate adjusted EBITDA in the range of $35 to $55 million in FY22
●	Management reminds investors that the Company had approximately $40 million in cash on its balance sheet as of March 31, 2021

●	Management expects net capex, excluding financing from real estate partners, to be in the range of approximately $15 to $20 million over this planning horizon
●	The Company expects to begin generating positive cash flow from operations during 1H22

Dr. Kingsley continued, “We expect that recent growth investments we’ve made, combined with the expansion projects we have planned and growth catalysts driven by changing regulatory frameworks will result in substantial improvements in revenue growth and profitability over the next 18 months. We expect to support this more than tripling of our revenue through an increase of more than 300 percent in biomass production capacity as we execute the Horizon strategy, and are pleased to be showcasing the potential of our asset portfolio to investors at our investor day events later tonight and tomorrow morning.”

2021 Investor Day Event Information

Tonight’s pre-recorded video webcast will introduce investors to the Goodness Growth Holdings vision, mission, and management team, and examine critical components of the Horizon strategy in more detail. The video will also allow investors to experience the Company’s new Green Goods™ retail dispensaries, visit several of the Company’s largest manufacturing facilities, and showcase the various expansion projects that are currently underway.

Tomorrow morning’s live conference call and webcast presentation will complement the video component of the Company’s Investor Day events and enable members of the investment community to engage directly with management and ask questions. Both of these virtual events will be webcast live from the Investor Day section of the Company’s website at www.goodnessgrowth.com, and all interested parties may also join by registering in advance using the registration links contained in this news release.

2021 Investor Day Video Webcast

Date: Tuesday, June 8, 2021

Time: 4:00 p.m. Eastern Time

Webcast Registration:

https://event.on24.com/wcc/r/3192578/ECC0B9E645DB41B7F86E92F94DD4BEB3

2021 Investor Day Conference Call and Webcast

Date: Wednesday, June 9, 2021

Time: 8:30 a.m. Eastern Time

Conference Call Registration: http://www.directeventreg.com/registration/event/2871533

Webcast Registration:

https://event.on24.com/wcc/r/3192578/ECC0B9E645DB41B7F86E92F94DD4BEB3

Webcast replays of these events will be posted to the Investor Day section of the Company’s website at www.goodnessgrowth.com and will be available online for a period of one year.

About Vireo Health International, Inc.

Vireo Health International, Inc. is a physician-led cannabis company focused on bringing the best of technology, science, and engineering to the cannabis industry. Vireo manufactures proprietary, branded cannabis products in environmentally friendly facilities, state-of-the-art cultivation sites and distributes its products through its growing network of Green Goods™ and other retail locations and third-party dispensaries. Vireo’s team of more than 450 employees, led by scientists, engineers, and cultivation experts, is focused on efficiency and the creation of best-in-class products, while driving scientific innovation within the cannabis industry and developing meaningful intellectual property. Today, Vireo is licensed to grow,  process, and/or distribute cannabis in eight markets and operates 16 dispensaries nationwide. For more information about Vireo Health, please visit www.vireohealth.com.

Contact Information

Investor Inquiries:	Media Inquiries:
Sam Gibbons	Albe Zakes
Vice President, Investor Relations	Vice President, Corporate Communications
samgibbons@vireohealth.com	albezakes@vireohealth.com
(612) 314-8995	(267) 221-4800

Forward-Looking Statement Disclosure

This press release contains "forward-looking information" within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, such information is being provided as preliminary financial results and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “strategy,” “outlook,” “range,” “will,” “view,” “future,” “plan,” “expected,” “pending,” “expects,” “planned,” “potential,” or variations of such words and phrases. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue and cash on hand may differ materially from the revenue and cash values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment; and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, risks related to the timing of adult-use legislation and operating frameworks in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to the COVID-19 pandemic; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws in the United States relating to cannabis operations in the United States and any changes to such laws; operational, regulatory, and other risks; execution of business strategy; management of growth; difficulty to forecast; conflicts of interest; risks inherent in an agricultural business; liquidity and additional financing; and risk factors set out in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. The Company disclaims any intent or obligation to update any forward-looking information, whether as a result of new information, future events or results, or otherwise, other than as required by applicable securities laws.